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                                  EXHIBIT 23.1



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-63296 on Form S-4, Registration Statement No. 333-72903 on Form S-8, Registration Statement No. 333-93893 on Form S-8, and Registration Statement
No. 333-21692 on Form S-3 of Salton, Inc. of our report dated September 23, 2003 appearing in this Annual Report on Form 10-K of Salton, Inc. for the year ended June 28, 2003.


Deloitte & Touche LLP
Chicago, Illinois

September 23, 2003